UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 26, 2004

                          CAM COMMERCE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                     000-16569                       95-3866450
(State or other                 (Commission                     (IRS Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)

                              17075 Newhope Street
                        Fountain Valley, California 92708
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 241-9241

                                       N/A
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            99.1 Press Release dated July 26, 2004 (furnished pursuant to Item 12 of Form 8-K).

Item 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to this Item 12 of Form 8-K. On July 26, 2004, CAM Commerce Solutions, Inc. announced its financial results for the three and nine month periods ended June 30, 2004 pursuant to a press release, a copy of which is attached as Exhibit 99.1 to this report.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAM COMMERCE SOLUTIONS, INC.
                                          --------------------------------------
                                          (Registrant)

Date: July 26, 2004                       /s/ Paul Caceres
                                          --------------------------------------
                                          Paul Caceres
                                          Chief Financial and Accounting Officer

                                INDEX TO EXHIBITS

Exhibit
Number            Description
------            -----------

99.1 Press release, dated July 26, 2004, issued by CAM Commerce Solutions Corporation